               Securities Act of 1933 Registration No. 333-37727

               Investment Act of 1940 Registration No. 881-8436

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM N-1A/A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/

                Pre-Effective Amendment No. ___             []

                Post-Effective Amendment No.   3                  [X]
                                          -----

                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                            Amendment No.       5     [X]
                                            ---

                       KOBRICK CENDANT INVESTMENT TRUST

              (Exact Name of Registrant as Specified in Charter)

                              101 Federal Street
                          Boston, Massachusetts 02110
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (617) 342-3500

                             Frederick R. Kobrick
                                   President
                       Kobrick Cendant Investment Trust
                              101 Federal Street
                          Boston, Massachusetts 02110
                    (Name and Address of Agent for Service)

                                  Copies to:

                             Thomas J. Kelly, Esq.
              Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             One Financial Center
                          Boston, Massachusetts 02111

 It is proposed that this filing will become effective under Rule 485:


     [ ] Immediately upon filing pursuant to paragraph (b),
     [ ] On __________________________ pursuant to paragraph (b),
     [X] 60 days after filing pursuant to paragraph (a)(1),
     [ ] On ____________ pursuant to paragraph (a)(1),
     [ ] 75 days after filing pursuant to paragraph (a)(2),
     [ ] On ________________________ pursuant to paragraph (a)(2).

 If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       KOBRICK CENDANT INVESTMENT TRUST


                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                       Under the Securities Act of 1933


PART A

Item No. Registration Statement Caption      Caption in Prospectus

1.       Front and Back Cover Pages          Front and Back Cover Pages

2.       Risk/Return Summary:                Overview; Fund Goals, Strategies,
         Investment, Risks, and Performance  Risks and Management

3.       Risk/Return Summary: Fee Table      Investor Expenses

4.       Investment Objectives, Principal    Fund Goals, Strategies,
         Investment Strategies, and          Risks and Management; Business
         Related Risks                       Structure; Management of the Fund;
                                             Investment in other Securities
                                             and Limitations


5.       Management's Discussion of          Fund Goals, Strategies, Risks and
         Performance                         Management; Management of the
                                             Fund

         Management, Organization, and       Business Structure Management of
                                             Capital Structure the Funds;

         Dividends and
                                             Distributions; Taxes

7.       Shareholder Information             Your Account


8.       Distribution Arrangements           Distribution Plan


9.       Financial Highlights Information    Financial Highlights

PART B                                       Caption in Statement

Item No. Registration Statement Caption      of Additional Information

10.      Cover Page and Table of Contents    Cover Page; Table of Contents

11.      Fund History                        The Trust

12.      Description of the Fund and         Additional Information Concerning
         its Investment and Risks            Certain Investment Techniques;
                                             Debt Instruments and Permitted
                                             Cash Investments; Quality
                                             Ratings of Corporate Bonds and
                                             Preferred Stocks; Investment
                                             Limitations; Securities
                                             Transactions; Portfolio Turnover

13.      Management of the Fund              Trustees and Officers

14.      Control Persons and Principal       Trustees and Officers
         Holders of Securities

15.      Investment Advisory and Other       The Investment Adviser;
         Services                            Distribution Plan; Custodian;
                                             Auditors; Transfer Agent;
                                             Administrator: Distributor

16.      Brokerage Allocation and Other      Securities Transactions
         Practices

17.      Capital Stock and Other Securities  The Trust

18.      Purchase, Redemption and Pricing    Calculation of Share
         of Shares                           Price; Redemption in Kind

19.      Taxation of the Fund                Taxes

20.      Underwriters                        Distributor

21.      Calculation of Performance Data     Historical Performance Information
         Information

22.      Financial Statements                Statements of Assets and
                                             Liabilities


PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                                 KOBRICK CENDANT GROWTH FUND
                                                KOBRICK CENDANT CAPITAL FUND
                                        KOBRICK CENDANT EMERGING GROWTH FUND



                                                   PROSPECTUS

                                                   _____________,

                                                   1999
                                                   ----


            [KC Logo]
KOBRICK CENDANT FUNDS
IT'S ALL ABOUT VISION(SM)



This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WITH ALL MUTUAL FUNDS, NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

  Overview

  Fund Goals, Strategies, Risks and Management

   Growth Fund

   Capital Fund

  Emerging Growth Fund

Investor Expenses

Financial Highlights

Your Account
  How to Purchase Shares
  How to Redeem Shares
  Exchange Privileges
  Shareholder Services

Fund Details
  Dividends and Distributions

  Taxes

  Business Structure
  Management of the Funds

   Distribution Plan
  Calculation of Share Prices

  Investments in Other Securities and Limitations

                                   OVERVIEW


     The Kobrick Cendant family of funds is designed to offer investors a range of growth-oriented equity investment opportunities. Each Fund has its own objective and investment strategy, presenting you with an opportunity to invest in funds with different investment strategies and risk profiles that may respond differently under various market conditions.

                             ____________________

     KOBRICK CENDANT GROWTH FUND: The investment objective of the Growth Fund is to provide long-term growth of capital by investing primarily in equity securities of companies with large capitalizations believed by the Fund's investment manager to have better than average long-term growth potential.

     The Growth Fund may be appropriate for investors who seek one or more of the following:

     . growth of capital over the long-term without the need for current income

     . a fund emphasizing more mature companies with consistent earnings growth

     .    a fund to compliment a portfolio of more aggressive investments


     KOBRICK CENDANT CAPITAL FUND: The investment objective of the Capital Fund is to seek maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations.

     The Capital Fund may be appropriate for investors who seek one or more of the following:

     .    a more aggressive fund emphasizing growth stocks

     . a fund with flexibility to emphasize different capitalizations of companies as market conditions change

     .    a fund to complement a portfolio of more conservative investments

     KOBRICK CENDANT EMERGING GROWTH FUND: The investment objective of the Emerging Growth Fund is to provide growth of capital by investing primarily in equity securities of emerging growth and small capitalization companies.

     The Emerging Growth Fund may be appropriate for investors who seek one or more of the following:

     .    growth of capital over the long-term

     .    a more aggressive fund emphasizing small and emerging companies

     .    a fund to complement a portfolio of more conservative investments

                              ____________________

     Each of the Kobrick Cendant Funds use a growth oriented strategy. Generally, funds that use a growth oriented strategy seek to invest in stocks of companies that are growing faster than the economy as a whole. While many growth oriented funds invest in companies of all sizes, a growth strategy that focuses on smaller companies is generally considered to be more aggressive than one that focuses on large companies. You should also consider the following:

     . an investment in any of the Funds should be part of a balanced investment program

     . the Funds are generally for investors with longer-term investment horizons

     . there is a risk that you could lose money by investing in any of the Funds and there is no assurance that a Fund will achieve its investment objectives

     . Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity of the FDIC

               FUND GOALS, STRATEGIES, RISKS AND MANAGEMENT
               --------------------------------------------
GROWTH FUND

       FUNDAMENTAL GOAL AND STRATEGY. The Growth Fund's goal is to provide long-term growth of capital. It seeks to achieve this goal by investing, under normal market conditions, at least 65% of its total assets in equity securities of large capitalization companies which the Investment Manager believes have better than average long-term growth potential.

     The Growth Fund invests in a diversified portfolio of securities of larger, more established companies in a broad range of industries. In selecting stocks for this Fund, the Investment Manager seeks to invest in companies which offer the greatest potential for profitable expansion and sustained growth and which have:

     .    management that can execute

     .    a sound business strategy

     .    expected growth in earnings

     .    compelling valuations

These valuations are based on a variety of measures including price/earnings to growth rates, price to book value and price to sales. The Investment Manager's decision with respect to an investment may be made based upon any one or more of these factors. Potential income is not a major factor in the selection of investments.

     Under normal circumstances, the Growth Fund expects to be primarily invested in equity securities of large capitalization companies. It is anticipated that most of these securities will be traded or listed on a major securities exchange. However, the Growth Fund may invest at any time up to 35% of its total assets in other types of securities (including corporate bonds and securities of the U.S. Government) and in smaller capitalization and emerging growth companies.

     PORTFOLIO RISKS As the Growth Fund invests primarily in stocks, its major risks are those commonly associated with stock investing. As with any growth fund, these include the potential for fluctuation in the value of your investment resulting from the risk of changing economic and market conditions and the risk of declining fundamentals associated with individual companies or industries that the Growth Fund is invested in. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Growth Fund may underperform certain other stock funds during periods when large company stocks in general are out of favor.

     PORTFOLIO MANAGER Frederick R. Kobrick, CFA, is the portfolio manager of the Growth Fund. He has been in the investment business for more than 27 years. For the 12 year period immediately prior to becoming President of Kobrick Cendant Funds, Inc. in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985.

     PERFORMANCE Since the Growth Fund has only been in existence since September 1, 1998, its performance and its comparison to broad based indexes are not permitted to be included in this prospectus. The Growth Funds' performance is generally compared to the S&P 500 Index and the Lipper Large Company Funds Index.

CAPITAL FUND

     FUNDAMENTAL GOAL AND STRATEGY The Capital Fund's goal is to seek maximum capital appreciation. It seeks to achieve this goal by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with small, medium and large capitalizations. Including those the Investment Manager believes are undervalued special situations and emerging growth companies.

     The Capital Fund's investment objective provides flexibility to emphasize companies with a broad range of capitalizations as market conditions change. At different times, the Capital Fund may emphasize a particular size or type of company. In selecting investments for the Capital Fund, the Investment Manager generally seeks companies in a wide variety of industries and considers a variety of factors, including:

     .    the strength of a company's management team
     .    expected growth in earnings
     .    relative financial condition
     .    competitive position and business strategy
     .    entrepreneurial character
     .    new or innovative products, services or processes

The investment Manager's decision with respect to an investment may be made based upon any one or more of these factors.

     The Capital Fund also invests in emerging growth companies and companies considered by the Investment Manager to be undervalued special situations. The Investment Manager considers a special situation company to be one which, because of unique circumstances, is an attractive investment. For example, a unique circumstance may be a company's ability to fill a particular business niche. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy.

     Under normal circumstances, the Capital Fund expects to be primarily invested in equity securities of companies with small, medium and large capitalizations. It is anticipated that most of those securities will be traded or listed on a major securities exchange. However, the Capital Fund may invest at any time up to 35% of its total assets in other types of securities, including corporate bonds, securities of the U.S. Government and options.

     PORTFOLIO RISKS As the Capital Fund invests primarily in stocks, its major risks are those commonly associated with stock investing. As with any growth fund, these include the potential for fluctuation in the value of your investment resulting from the risk of changing economic and market conditions and the risk of declining fundamentals associated with individual companies or industries that the Capital Fund is invested in. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

     Because the Capital Fund invests in, among other things, undervalued special situations, emerging growth companies and companies with small capitalizations, an investment in this Fund involves greater than average risks. Accordingly, the value of the Capital Fund's shares may fluctuate more widely than the value of shares of a fund that invests in larger, more established companies. For instance:

     . stocks of small capitalization and emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger companies or the market as a whole

     . these companies may also have limited product lines, markets and financial resources, may be dependent on entrepreneurial management and typically reinvest most of their net income in the company and do not pay dividends

     . with special situation companies, the primary risk is that they may not achieve their expected value because events do not materialize as anticipated.

     As the Capital Fund's investment philosophy provides flexibility to emphasize different capitalizations of companies as market conditions change, it may cause the Capital Fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the Capital Fund's transaction costs and may increase your tax liability.

     PORTFOLIO MANAGER Frederick R. Kobrick, CFA, is the portfolio manager of the Growth Fund. He has been in the investment business for more than 27 years. For the 12 year period immediately prior to becoming President of Kobrick Cendant Funds, Inc. in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985.

     PERFORMANCE The following information gives you some indication of the risks of an investment in the Capital Fund by comparing its performance with two broad based indexes of market performance.

     TOTAL RETURN (1/2/98 - 12/31/98)

       Capital Fund                                +xx.x%
       Russell 3000 Index                          +xx.x%
       Lipper Capital Appreciation Funds Index        +xx.x%

[Bar chart to be added by amendment after 12/31/98]

Best quarter: up x.xx%, fourth quarter 1998      Worst quarter: down xx.xx%,
third quarter 1998

     The two unmanaged indexes above are shown for comparative purposes. The Russell 3000 Index is an unmanaged index of the 3,000 largest companies based on total market capitalization. The Lipper Capital Appreciation Funds Index shows the performance of a category of mutual funds with similar investment objectives. As you know, past performance does not guarantee future results. The Capital Fund's performance reflects a partial waiver of fees without which the total return would have been lower (see "Investor Expenses").


EMERGING GROWTH FUND

     FUNDAMENTAL GOAL AND STRATEGY The Emerging Growth Fund's goal is to provide growth of capital by investing, under normal circumstances, at least 65% of its total assets in equity securities of emerging growth and small capitalization companies.

     The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. The Emerging Growth Fund primarily invests in companies with small market capitalizations. These companies are generally included in the Russell 2000 Index, which is a commonly used index of small stock performance. The median market capitalization in this index as of December 31, 1998 was approximately $___ and the largest market capitalization in this index as of such date was approximately $_________. Levels of capitalization and the companies constituting the Russell 2000 Index could vary over time because of market conditions and other factors relating generally to small capitalization companies and investments in such companies. While a company's market capitalization may be small at the time the Emerging Growth Fund first invests in the company, the Emerging Growth Fund may continue to hold and acquire shares of the company after its market capitalization increases.

     Small and emerging growth companies that are good candidates for the Emerging Growth Fund can be found in a variety of industries. In selecting investments for the Fund, the Investment Manager considers a variety of factors, including:

     .    the strength of a company's management team
     .    expected growth in earnings
     .    relative financial condition
     .    cash flow
     .    competitive position and business strategy
     .    overall potential as an enterprise
     .    new or innovative products, services or processes.

The Investment Manager's decision with respect to an investment may be made based upon any one or more of these factors.

     Under normal circumstances, the Emerging Growth Fund expects to be primarily invested in equity securities of emerging growth and small capitalization companies. It is anticipated that most of the securities will be traded or listed on a major securities exchange. However, the Emerging Growth Fund may invest at any time up to 35% of its total assets in other types of securities (including corporate bonds and securities of the U.S. Government) and in securities issued by larger, more mature companies and undervalued special situation companies.

     PORTFOLIO RISKS As the Emerging Growth Fund invests primarily in stocks, its major risks are those commonly associated with stock investing. As with any growth fund, these include the potential for fluctuation in the value of your investment resulting from the risk of changing economic and market conditions and the risk of declining fundamentals associated with individual companies or industries that the Emerging Growth Fund is invested in. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

     Because of the Emerging Growth Fund invests in, among other things, emerging growth companies and companies with small capitalizations, an investment in this Fund involves greater than average risks. Accordingly, the value of the Emerging Growth Fund's shares may fluctuate more widely than the value of shares of a fund that invests in larger, more established companies. For instance:

     . stocks of small capitalization and emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements over time than securities of larger companies or the market as a whole

     . these companies may also have limited product lines, markets and financial resources, may be dependent on entrepreneurial management and typically reinvest most of their net income in the company and do not pay dividends.

     The Emerging Growth Fund's investment approach, which may include short-term trading, could cause the Emerging Growth Fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the Emerging Growth Fund's transactions costs and may increase your tax liability.

     PORTFOLIO MANAGER Michael T. Carmen, CFA, is the portfolio manager of the Emerging Growth Fund. He has been in the investment business for more than 10 years. Prior to becoming Executive Vice President and Secretary - Treasurer of Kobrick Cendant Funds, Inc. in 1997, he was an equity portfolio manager and Vice President at State Street Research & Management Company from December 1996 to August 1997. From April 1996 to November 1996, he was a portfolio manager for Montgomery Asset Management and from May 1992 to April 1996, he served as an associate portfolio manager at State Street Research & Management Company.

     PERFORMANCE The following information gives you some indication of the risks of an investment in the Emerging Growth Fund by comparing its performance with two broad based indexes of market performance.

     TOTAL RETURN (1/2/98 - 12/31/98)

       Emerging Growth Fund              +xx.x%
       Russell 2000 Index                +xx.x%
       Lipper Small Company Funds Index      +xx.x%

[Bar chart to be added by amendment after 12/31/98]

Best quarter: up x.xx%, fourth quarter 1998       Worst quarter: down xx.xx%,
third quarter 1998

     The two unmanaged indexes above are shown for comparative purposes. The Russell 2000 Index is an unmanaged index of 2,000 small capitalization U.S. stocks and is a commonly used index of U.S. small stock performance. The Lipper Small Company Funds Index shows the performance of a category of mutual funds with similar goals. As you know, past performance does not guarantee future results. The Emerging Growth performance reflects a partial waiver of fees without which the total return would have been lower (see "Investor
Expenses").

                               INVESTOR EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                      Kobrick Cendant    Kobrick Cendant      Kobrick Cendant
                                                                        Growth Fund       Capital Fund      Emerging Growth Fund
Sales Charge Imposed on Purchases...................................       None               None                  None
Sales Charge Imposed
  on Reinvested Dividends...........................................       None               None                  None


Deferred Sales Charge...............................................       None               None                  None
Redemption Fees (a).................................................       None               None                  None
Exchange Fees.......................................................       None               None                  None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
               (estimated as a percentage of average net assets)


                                                                      Kobrick Cendant    Kobrick Cendant      Kobrick Cendant
                                                                        Growth Fund       Capital Fund      Emerging Growth Fund
Management Fees.....................................................        1.00%              1.00%                1.00%
Distribution (12b-1 Fees)...........................................        0.25%              0.25%                0.25%
Other Expenses (b)..................................................        1.00%              0.96%                0.99%
                                                                           -----              -----                -----
Total Fund Operating Expenses.......................................        2.25%              2.21%                2.24%

Fee Waiver and/or Expense Reimbursement (b)                                (0.85%)            (0.46%)              (0.49%)
                                                                           -----              -----                -----
Net Expense                                                                 1.40%              1.75%                1.75%
                                                                           =====              =====                =====

________________
(a) Remittance of redemption proceeds by wire is subject to a wire transfer fee (currently $10). Redemptions processed through securities dealers may be subject to a processing charge by such securities dealers.

(b) The Investment Manager has agreed to cap the amount of Other Expenses at .50% for the Capital Fund and Emerging Growth Fund and .15% for the Growth Fund
until at least December 31, 1999. Accordingly, to the extent Other Expenses exceed the amount of the respective cap, the Investment Manager will reduce its fees and/or reimburse the Funds for certain expenses. For the Capital Fund and the Emerging Growth Fund, which commenced operations on January 2, 1998, Other Expenses are based upon expenses incurred during its fiscal year ended September 30, 1998. For the Growth Fund (which commenced operation on September 1, 1998), Other Expenses are based upon projected expenses for the fiscal year ending September 30, 1999. If the Investment Manager had not agreed to the cap and if the reimbursements and waivers were not voluntarily reduced or eliminated for a Fund, performance would be reduced accordingly.


EXAMPLE

          The following hypothetical example illustrates what your expenses would be if you invested $10,000 for the time periods indicated assuming you reinvested all dividends and distributions, operating expenses remain the same and the average annual return is 5%. This example is for comparison purposes only, as actual returns and expenses may be greater or less than shown.

                       Kobrick Cendant     Kobrick Cendant     Kobrick Cendant
                         Growth Fund         Capital Fund   Emerging Growth Fund
       After 1 year       $  140           $  180                $  180

       After 3 years      $  441           $  552                $  552
       After 5 years      $  774           $  967                $  967
       After 10 years     $2,202           $2,753                $2,753


                             FINANCIAL HIGHLIGHTS

The financial highlights table, which has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, is intended to help you understand the Funds' financial performance. The top section of the table shows financial results for a single share of a Fund. Total return figures assume reinvestment of all dividends and distributions.

                    FOR THE PERIODS ENDED SEPTEMBER 30, 1998

                                                    KOBRICK CENDANT        KOBRICK CENDANT       KOBRICK CENDANT
                                                    CAPITAL FUND (1)   EMERGING GROWTH FUND (1)   GROWTH FUND (2)
                                                    ----------------  -------------------------  ----------------
Net Asset Value at Beginning of Period......          $ 10.00                    $ 10.00            $10.00
Income from Investment Operations:
 Net investment income (loss) (3) (6).......           (0.127)                    (0.107)            0.003
 Net Realized and Unrealized Gain
   on Investments (7).......................            0.837                      0.247             0.317
                                                      -------                    -------            ------
 Total from Investment Operations...........            0.710                      0.140             0.320
                                                      -------                    -------            ------

Net Asset Value at End of Period............          $ 10.71                    $ 10.14            $10.32
                                                      =======                    =======            ======
Total Return (4)............................             7.10%                      1.40%             3.20%
Ratios & Supplemental Data
  Net Assets at End of Period (000's).......          $27,463                    $18,330            $1,054
  Ratio of Operating Expenses to
   Average Net Assets (3) (5)...............             1.75%                      1.75%             1.40%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets (5)...................            (1.38)%                    (1.16)%            0.32%
  Portfolio Turnover Rate(4)................           349.77%                    286.87%            10.66%



(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.

(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.

(3) Net investment income (loss) is after waiver/reimbursement of certain expenses by the Investment Manager and the transfer agent. Had the Investment Manager and transfer agent not undertaken to waive or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows for the Capital Fund, the Emerging Growth Fund and the Growth Fund: ($0.189), ($0.230), ($0.248) and 2.21%, 2.24%, 11.11%, respectively.

(4)  Not annualized.

(5)  Annualized.

(6)  Computed using the average shares method.

(7) Amount shown for a share outstanding for the Emerging Growth Fund does not correspond with aggregate net gain (loss) on investment for period ended in the Fund's Statement of Operations for the nine month period ended September 30, 1998, due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.

                                  YOUR ACCOUNT
                                  ------------

HOW TO PURCHASE SHARES


OPENING AN ACCOUNT.


     Your initial investment in a Fund must be at least $2,500 ($1,000 for tax deferred retirement plans and accounts opened with the Automatic Investment
Plan). A Fund may accept certain accounts with less than the stated minimum initial investment. You may open an account and make an initial investment in any or all of the Funds by sending a completed and executed account application together with a check for the total purchase amount to one of the following addresses:


     First Class Mail:      Kobrick Cendant Funds
                            c/o State Street Bank and Trust Company
                            P.O. Box 8075
                            Boston, Massachusetts 02266-8075


     Overnight Mail:        Kobrick Cendant Funds
                            c/o State Street Bank and Trust Company
                            Two Heritage Drive
                            Quincy, Massachusetts 02171-2144


     Checks should be in U.S. dollars, drawn on a U.S. bank and made payable to "Kobrick Cendant Funds." You may also purchase shares by instructing your bank to wire transfer money to the Funds' custodian bank (not available for IRA accounts). Your bank may charge you a fee for sending the wire transfer. If you are opening a new account by wire transfer, you must first call the Funds at 1-888-KCFUND1 (1-888-523-8631) to request a new account number. The instructions for making a wire transfer are as follows:

     State Street Bank & Trust Company

     Attn:  Kobrick Cendant Funds
     Boston, MA 02110
     Routing # 0110-0002-8
     Deposit DDA # 9905-343-1
     Specify the Fund, your name and the account number of your account

     Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire transfer systems.

SUBSEQUENT INVESTMENTS.


     Subsequent purchases of shares in a Fund may be made for a minimum of at least $50 per purchase (or such higher amount as the Investment Manager may from time to time determine) in any of the following ways:

     BY MAIL: You may send a check made payable to Kobrick Cendant Funds with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, the Fund(s) name, your account number and the name in which your account is registered to Kobrick Cendant Funds at one of the addresses listed above for initial investments.

     BY WIRE TRANSFER: You may instruct your bank to wire transfer money to the Funds' custodian bank (not available for IRA accounts). Your bank may charge you a fee for sending the wire transfer. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire transfer systems.

     BY TELEPHONE: If you have an established Fund account with established electronic transfer privileges, you may make electronic transfers from your designated bank account to purchase shares by calling the Fund at 1-888-KCFUND1 (1-888-523-8631) over the telephone. This election may be made on your initial application or by subsequently writing to the Fund, with your signature guaranteed (see further discussion below).


     BY AUTOMATIC INVESTMENT: You can make subsequent investments automatically by electing the Automatic Investment Plan. Purchases may be made monthly or quarterly by automatically deducting $50.00 or more from your bank checking or savings account. The minimum initial investment required to establish an Automatic Investment Plan for a Fund is $1,000. You may cancel the Automatic Investment Plan at any time and the Funds reserve the right to immediately terminate your Automatic Investment Plan in the event that any item is returned unpaid by your financial institution. The Funds reserve the right, upon 30 days written notice, to make reasonable charges for this service. Your bank or other financial institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

EXCHANGE.

     You may establish an account for a Fund and make subsequent purchases of shares of the Fund by exchanging shares of another Fund, at net asset value. Shares of the Funds may also be purchased by exchanging your shares at net asset value of the SSgA (SM) US Government Money Market Fund, a portfolio of the SSgA Funds. The establishment of an account and subsequent purchases are subject to the minimum requirements described above and to other restrictions described
below under "Exchange Privileges."   Purchases by exchange may be made by mail
or by telephone in the manner described above. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss.

POINTS TO REMEMBER FOR ALL INITIAL AND SUBSEQUENT INVESTMENTS.


     All requests received by the Funds' Transfer Agent by 4:00 p.m., Eastern time, will be executed the same day at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

     You may purchase or redeem shares of the Funds directly or through certain investment dealers, banks or other institutions. Any such purchase or redemption generally will not be effective until the order or request is received by the Fund, in good order; it is the responsibility of the dealer, bank or other institution to transmit your order or request promptly. These institutions may impose charges for their services.

     The Funds will not accept cash, drafts, third party checks or checks drawn on banks outside of the United States. The Funds consider all requests for purchases, checks and other forms of payment to be received when they are received in good order by the applicable Fund. If your order to purchase shares of any of the Funds is canceled because your check does not clear, you will be responsible for any resulting expenses or fees incurred by such Fund or its Transfer Agent. Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may be required to furnish additional documentation to make an initial investment.

HOW TO REDEEM SHARES

     You may redeem shares of the Funds at the applicable net asset value next calculated after your request is received in good order by the Transfer Agent. Redemptions must be for at least $250 or the balance of your investment in the applicable Fund. Redemption proceeds will generally be sent within seven days after a request in good order is received (or possibly longer if you attempt to redeem shares within 15 days after they have been purchased).

     You may redeem shares directly in any of the following ways (redemptions processed through securities dealers may be subject to processing charges):

     BY MAIL: Send your written request to one of the addresses listed for making an initial investment. Your redemption request must include account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required, as described below) and any other supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

     BY TELEPHONE: You may call the Funds at 1-888-KCFUND1 (1-888-523-8631) to redeem your shares (less than $50,000). Once made, your telephone request cannot be modified or canceled. You will automatically have the telephone redemption plan unless you decline it on your application. You may not redeem shares by telephone held in an IRA account.

     BY AUTOMATIC REDEMPTION: You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by contacting the Funds to establish such an arrangement. You can elect this feature only if the balance in the applicable Fund is at least $10,000 and you may cancel it at any time. The Funds reserve the right, upon 30 days written notice, to cancel this Plan or to make reasonable charges for this service.

     SIGNATURE GUARANTEE: A request for redemption must be made in writing and include a signature guarantee if any of the following situations applies:

     .    You wish to redeem $50,000 or more worth of shares;

     . Your name has changed by marriage or divorce (send a letter indicating your account number and old and new names, signing the letter in both the old and new names and having both signatures guaranteed);

     .    Your address has changed within the last 30 days;

     . You request that the check be mailed to an address different from the one on your account (address of record);

     . You request that the check be made payable to someone other than the account owner; or

     . You are instructing the Fund to wire the proceeds to a bank or brokerage account and have not signed up for the telephone redemption by wire plan.


     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.


     If you elect to participate in the Redemption by Wire Plan, the proceeds of your redemption may be made by wire transfer to your existing account in any commercial bank or brokerage firm in the United States. A processing fee (currently $10) will be deducted from the redemption proceeds. Your bank or brokerage firm may also impose a fee for processing the wire. In the event the wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemptions may be suspended or payment dates postponed on days when the New York Stock Exchange is closed, when trading on the New York Stock Exchange is restricted or as permitted by the Securities and Exchange Commission. Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may be required to furnish additional documentation to complete a redemption. Call the Funds at 1-888-KCFUND1 (1-888-523-8631) for more information.

     If a check representing redemption proceeds cannot be delivered by the U.S. Postal Service or if your check remains uncashed for six months, the check will be canceled and the proceeds will be reinvested in your account at the then current applicable net asset value, In addition, if you have an Automatic Redemption Plan, it will automatically be canceled and future withdrawals will be permitted only when requested.

     The Funds reserve the right at any time without prior written notice to suspend, limit, modify or terminate any redemption privilege or its use in any manner by any person. The Funds also reserve the right, due to the expenses of maintaining small accounts, to redeem shares in any

Fund and send the proceeds to the owner if the shares in the account do not have a value of at least $2,500 ($1,000 for tax-deferred retirement plans and accounts opened with the Automatic Investment Plan). A shareholder is notified that the account is below the minimum and allowed 30 days to bring the account value up to the minimum.

EXCHANGE PRIVILEGES

     Shares of a Fund may be exchanged for shares of any other Fund, at net asset value. Shares of the Funds may also be exchanged for shares at net asset value of the SSgA US Government Money Market Fund, which is a portfolio of the SSgA Funds. The SSgA Funds is an open-end management investment company with multiple portfolios (commonly known as a mutual fund), advised by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and not affiliated with the Funds, the Trust, or the distributor of the Funds' shares. The SSgA US Government Money Market Fund's fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less. Prior to making such an exchange, you should obtain from the Funds' transfer agent and carefully read the prospectus for the SSgA US Government Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds, the Trust or the distributor of the Funds' shares of an investment in the SSgA US Government Money Market Fund. Investments in the SSgA Funds are neither insured nor guaranteed by the US Government. There is no assurance that the SSgA US Government Money Market Fund will maintain a stable net asset value of $1.00 per share. All shareholder services regarding your investment in the SSgA US Government Money Market Fund will be handled by the Funds by calling 1-888-KCFUND1 (1-888-523-8631). You will not be permitted to exchange shares of any Fund or of the SSgA US Government Money Market Fund to any other fund portfolio of the SSgA Funds.

     You may request an exchange by mail or by telephone by following the redemption procedures described above under "How to Redeem Shares" and indicating the shares of the fund to be purchased by exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security or tax identification number. The Funds require each exchange to be a minimum of $50 ($100 for exchanges into or out of the SSgA US Government Money Market Fund) subject to any higher amount required by the fund in which the shares are being acquired. An exchange will be effected at the next determined net asset value after receipt of a request by the Fund.
Each Fund reserves the right, on 30 days prior notice, to limit the number of times an exchange may be made by any shareholder within a specified period of time and the exchange privileges with respect to any or all of the funds may be terminated at any time.

     Exchanges are subject to applicable requirements, including any minimum initial investments and may only be made for shares of funds then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 30 days prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the transfer agent to obtain a current prospectus and more information about exchanges among the funds. This exchange privilege is not an offering or recommendation of any other securities.

SHAREHOLDER SERVICES

     You may contact the Funds concerning your account or for additional information about the shareholder services described in this prospectus by calling 1-888-KCFUND1 (1-888-523-8631) during the Funds' business hours from 8:00 to 6:00 p.m., Eastern time, Monday through Friday. In addition to the Automatic Investment Plan, the Automatic Redemption Plan, the exchange privileges and the other services described in this prospectus, the Funds offer the following shareholder services:

     24 HOUR SERVICES. You may obtain your account balances, each Fund's daily net asset value and certain other information at any time by calling the Funds at 1-888-KCFUND1 (1-888-523-8631).

     WEB SITE. You may visit the Funds' web site (http://www.kcfund.com) to send an e-mail to the Funds and obtain each Fund's daily net asset value, manager profiles, market outlook, applications, IRA material and additional information about the Funds.

     RETIREMENT PLANS AND IRA ACCOUNTS. Shares of the Funds may be purchased directly by existing retirement plans which allow such investments. In addition, qualified individuals may establish a traditional IRA or Roth IRA. State Street Bank and Trust Company acts as custodian for these IRAs and you will be charged an annual custodian fee (currently $10). The Funds may in the future offer additional retirement savings arrangements such as 403(b)(7) custodial accounts, simple IRA plans and simplified employee pension (SEP) plans. For further information, call the Funds at 1-888-KCFUND1 (1-888-523-
8631) or visit our web site at http://www.kcfunds.com.

     DIRECT DEPOSIT PLANS. Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds. This plan can be established with a minimum initial investment of $1,000 and subsequent investments of at least $50. For more information please call the Funds at 1-888-KCFUND1 (1-888-523-8631).

     REPORTING TO SHAREHOLDERS. You will receive a confirmation statement each time you purchase, redeem or exchange shares. Shares purchased by reinvestment of dividends and shares purchased or redeemed pursuant to an automatic plan will be confirmed to you quarterly. The Funds will send to you quarterly reports showing the value of your account at the close of the preceding quarter and showing all distributions, purchases, exchanges and redemptions during the quarter. The Funds will provide you annually with tax information. You will also receive audited annual financial statements and semi-annual financial reports on the Funds' operations and performance and a new prospectus each year.

     TELEPHONE TRANSACTIONS. As described in this prospectus, the Funds allow you to transact much of your business by telephone. Neither the Trust, the Funds, the Transfer Agent nor their respective officers, trustees, directors, employees or agents will be responsible for any losses, fees or expenses resulting from unauthorized transactions initiated by telephone if the Transfer Agent follows reasonable procedures designed to verify the identity of the caller. These procedures may include recording the call, requesting additional information and sending written confirmations of telephone transactions. You should verify the accuracy of telephone conversations immediately upon receipt of your confirmation.

                                 FUND DETAILS


DIVIDENDS AND DISTRIBUTIONS

     Each Fund expects to distribute any net realized capital gains and net investment income at least once each year. The Investment Manager will determine the timing and the frequency of distributions of any net realized short capital gains. Distributions are paid according to one of the following options:

     Reinvestment Option      Income distributions and capital gains
                              distributions will automatically be reinvested in additional shares of the applicable Fund.

     Income Option            Income distributions and short-term capital gains
                              distributions will be paid in cash to you; long-term capital gains distributions will automatically be reinvested in additional shares of the applicable Fund.

     Cash Option              Income distributions and capital gains
                              distributions will be paid to you in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares of the applicable Fund. All reinvestments will be based on the net asset value in effect on the record date of the distribution.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the check will be canceled and the distributions will be reinvested in your account at the then current applicable net asset value and your account will be converted to the Reinvestment Option.

TAXES


     Each Fund declares dividends, if any, from net investment income annually and pays any such dividends after year end. Each Fund will also distribute capital gain net income generally after the end of the fiscal year or as otherwise required for compliance with tax regulations.

          In general, dividends and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to you as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. Distributions of net capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to you as long-term or mid-term capital gains. This is true no matter how long you have owned your shares. If shares of a Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received. Each Fund will provide you with annual information concerning the federal tax status of dividends and distributions made to you during the preceding calendar year.

     Dividends, distributions and proceeds of redemptions of a Fund's shares paid to you will be subject to a 31% federal backup withholding tax if the Fund is not provided with your correct taxpayer identification number and certification that you are not subject to such backup withholding.

BUSINESS STRUCTURE

     The Funds are organized as separate series of the Kobrick Cendant Investment Trust, an open-end management investment company organized in October 1997 as a Massachusetts business trust. The Trust may issue an unlimited number of shares, in one or more series, each with its own investment objectives, policies and restrictions, as the Board of Trustees may authorize. Each Fund's fiscal year ends on September 30.

     The Board of Trustees, which represents shareholder interests, oversees each Fund's operations, including the hiring of the investment manager and other major service providers. The Trust does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval, such as amendments to the Investment Management Agreement and proposed changes in a Fund's fundamental restrictions.

MANAGEMENT OF THE FUNDS

     The Funds' investment manager is Kobrick Cendant Funds, Inc., 101 Federal Street, Boston, Massachusetts 02110. The Investment Manager is responsible for managing the investments and business affairs of the Funds and is paid an annual management fee equal to 1.00% of the average net assets of each Fund.

     The Investment Manager was founded in October, 1997, principally by Frederick R. Kobrick and Michael T. Carmen. Cendant Corporation of Parsippany, New Jersey, also has an interest in non-voting preferred stock of the Investment Manager and warrants which, if exercised, could result in Cendant Corporation owning a majority of the total common stock in the Investment Manager.

     Messrs. Kobrick and Carmen, in addition to serving as the senior officers of the Investment Manager, are also the principals in private investment partnerships, and may act in that capacity with respect to other similar investment partnerships.

     Like other financial and business organizations, the Funds could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the year 2000 and after. The Funds and the Investment Manager are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that reasonable steps are being taken by the Funds' major service providers. The Investment Manager does not currently anticipate that the Year 2000 issue will have a material impact on its ability to fulfill its duties as investment manager.

DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 that allows the Funds to pay directly or to reimburse the Investment Manager for distribution fees for the sale and distribution of their shares. The annual limitation for expenses pursuant to the Plan is .25% of the applicable Fund's average daily net assets. As these expenses are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF SHARE PRICE

     The Funds are open for business on each day the New York Stock Exchange is open for business. The share price (net asset value) of the shares of each of the Funds is determined as of the close of the regular session of trading on the New York Stock Exchange (traditionally 4:00 p.m., Eastern time). The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the applicable Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the applicable Fund, rounded to the nearest cent.

INVESTMENTS IN OTHER SECURITIES AND LIMITATIONS

INVESTMENTS IN OTHER SECURITIES

     Although each Fund has its own investment strategy and its own risk/reward profile, all of the Funds generally expect to invest most of their assets in equity securities of U.S. companies. However, each Fund may, consistent with its investment objective and investment limitations invest in other securities and engage in other investment practices, some of which are described below along with their associated risks. These securities and practices are described in greater detail in the Statement of Additional Information.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may, subject to certain limitations, invest in securities that are thinly traded or whose resale is restricted. These securities may be difficult to sell at a desired time and price. Owning a large percentage of restricted and illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Funds may have to estimate their value based on procedures adopted by the Board of Trustees, which means that their valuation (and, to a much smaller extent, the valuation of the Funds) may have a subjective element.

FOREIGN INVESTMENTS. Each fund may use up to 35% of its total assets to invest in Foreign Securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, less of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

OPTIONS, FUTURES AND OTHER INSTRUMENTS. The Funds may use options, futures and other derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The Funds may also use derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Funds' expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risks with these securities is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

SECURITIES LENDING. Each Fund may seek additional income by lending portfolio securities to qualified institutions having a value of up to 33 1/3% of each Fund's assets. The Fund will receive cash or cash equivalent (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities plus accrued interest. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting cash it receives in these transactions, the Funds could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Funds could lose money.

REPURCHASE AGREEMENTS. The Funds may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Funds could lose money.

BONDS. The value of any bonds held by the Funds is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the Funds.

DEFENSIVE INVESTING. Each Fund may place up to 100% of total assets in cash or quality short-term debt securities for temporary defensive purposes. A Fund will only take such defensive action when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market condition than adherence to the Fund's other investment policies.

INVESTMENT LIMITATIONS

     In order to reduce investment risk, each Fund operates under certain fundamental and nonfundamental investment restrictions. Fundamental restrictions may not be changed without shareholder approval. Nonfundamental
restrictions may be changed by the Board of Trustees.   The following are
certain fundamental and nonfundamental restrictions (see the Statement of Additional Information for more details) that govern each Fund:

     Fundamental Restrictions.  Each Fund will not:

     . invest more than 25% of its total assets in any particular industry

     .    purchase any securities on margin

     . make short sales of securities or maintain a short position/(1)/ Nonfundamental Restrictions. Each Fund will not:

     .    invest more than 15% of its net assets in illiquid securities

     . invest more than 10% of its net assets in restricted securities/(2)/

     . purchase a security of a company if it would result in more than 10% of the fund's total assets being invested in the company

               (1) Other than short sales against the box.

               (2)  Excludes Rule 144A securities.

FOR ADDITIONAL INFORMATION

     You can read additional information about the Kobrick Cendant Funds from the following documents:

     STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Funds and their investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus). The SEC maintains a web site (http://www.sec.gov) that contains the Funds' SAI, material incorporated by reference and other information regarding the Funds.

     ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Funds' performance during its last fiscal year.

     You may obtain a free copy of the Funds' current Annual/Semiannual report or SAI by writing or calling us at:

          Kobrick Cendant Funds
          P.O. Box 8075
          Boston, MA  02266-8075

          1-888-KCFUND1 (1-888-523-8631

          www.kcfund.com
          --------------

     The Funds' Investment Company Act File Number:  811-08435

                       KOBRICK CENDANT INVESTMENT TRUST

                      STATEMENT OF ADDITIONAL INFORMATION



                              January _____, 1999



                          Kobrick Cendant Growth Fund

                         Kobrick Cendant Capital Fund

                     Kobrick Cendant Emerging Growth Fund





This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current Prospectus for the Funds of Kobrick Cendant Investment Trust. A copy of the Funds' current Prospectus can be obtained by writing the Trust at Boston Financial Data Services, Inc. 66 Brooks Drive, Braintree, Massachusetts 02184-3839, or by calling the Trust nationwide toll-free 888-523-8631.

                      STATEMENT OF ADDITIONAL INFORMATION


                       Kobrick Cendant Investment Trust
                              101 Federal Street
                          Boston, Massachusetts 02110

                               TABLE OF CONTENTS

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                                                                                               PAGE

THE TRUST....................................................................................   1

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES.................................2

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..............................................  10

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS......................................  13

INVESTMENT LIMITATIONS.......................................................................  15

TRUSTEES AND OFFICERS........................................................................  17

THE INVESTMENT MANAGER.......................................................................  19

DISTRIBUTION PLAN............................................................................  20

SECURITIES TRANSACTIONS......................................................................  21

PORTFOLIO TURNOVER...........................................................................  23

CALCULATION OF SHARE PRICE...................................................................  24

TAXES........................................................................................  24

REDEMPTION IN KIND...........................................................................  25

HISTORICAL PERFORMANCE INFORMATION...........................................................  26

CUSTODIAN....................................................................................  28

AUDITORS.....................................................................................  28

TRANSFER AGENT...............................................................................  28

ADMINISTRATOR................................................................................  29

DISTRIBUTOR..................................................................................  29

STATEMENTS OF ASSETS AND LIABILITIES.........................................................  29

          THE TRUST


          Kobrick Cendant Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 10, 1997. The Trust currently offers three series of shares to investors: the Kobrick Cendant Growth Fund, the Kobrick Cendant Capital Fund and the Kobrick Cendant Emerging Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

          Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

          Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.


          Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. At that time, a meeting of shareholders will be called. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

          ADDITIONAL INFORMATION CONCERNING
          CERTAIN INVESTMENT TECHNIQUES


          Among other investments described below, each Fund may buy and sell futures contracts, options on securities, options on securities indices, options on futures contracts, foreign investments, currencies, repurchase agreements, reverse repurchase agreements, swap arrangements, and "when issued" securities and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by Kobrick Cendant Funds, Inc. (the "Investment Manager") to aid in achieving the investment objective of the Funds. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

FUTURES CONTRACTS.

          Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

          The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

          Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the applicable Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the applicable Fund would be required to make a maintenance margin payment to the broker.

          At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

          Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, each Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

OPTIONS ON SECURITIES.

          Each Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

          Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

          Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

          The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the' applicable clearing corporation and exchanges.

OPTIONS ON SECURITIES INDICES.

          Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

          Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, a Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

OPTIONS ON FUTURES CONTRACTS.

          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

OPTIONS STRATEGY.

          A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put - - thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund - - thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in losing the ability to participate in the appreciation of the underlying securities or securities indices.

          A basic option strategy when a rise in securities prices is anticipated is the purchase of a call - - thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

          Each Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY.

          Each Fund will engage in transactions in futures contracts or options primarily as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or subject to the limitations described below, to enhance return. No Fund will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of such Fund's net assets would be represented by long futures contracts or call options. No Fund will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of such Fund's net assets. In addition, no Fund may establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of such Fund's net assets.

          Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

          Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Funds will enter into an option or futures position only if it appears to be a liquid investment.

FOREIGN INVESTMENTS.

          The Funds reserve the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the securities of foreign issuers. Under current policy, however, each Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

          ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

          ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky, due to (a) the additional costs involved to the Funds;
(b) the relative illiquidity of the issue in U.S. markets ; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. Each Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

          To the extent a Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

          Although each Fund may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars.
As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in the local markets.

CURRENCY TRANSACTIONS.

          Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to each Fund. This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

REPURCHASE AGREEMENTS.

          Each Fund may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. A Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities greater than seven days when combined with other illiquid securities will be limited to 15% of each Fund's net assets.

REVERSE REPURCHASE AGREEMENTS.

          Each Fund may enter into reverse repurchase agreements. However, a Fund may not engage in reverse repurchase agreements in excess of 5% of the applicable Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

          When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

SWAP ARRANGEMENTS.

          Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates, securities or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specific period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

          Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the applicable Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the applicable Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the applicable Fund's obligations.

          These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the applicable Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the applicable Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecast, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

WHEN-ISSUED SECURITIES.

          Each Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when- issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

RULE 144A SECURITIES.

          Subject to the percentage limitation on illiquid securities noted below under Investment Limitations, each Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

          DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

          As indicated in the Funds' Prospectus, a Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which a Fund may invest are described below.

          U.S. GOVERNMENT AND RELATED SECURITIES.

          U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which each Fund invests include, among others:

          . direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

          . obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

          . obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

          U.S. Government securities which each Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, each Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S.

Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by each Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     Each Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

     BANK MONEY INVESTMENTS.

     Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Funds will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Funds will not invest in time deposits maturing in more than seven days and will not invest more than 10% of the total assets of the applicable Fund in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     SHORT-TERM CORPORATE DEBT INSTRUMENTS.

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     COMMERCIAL PAPER RATINGS.

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation ("S&P") or within the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" rating category by S&P or by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the BBB category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-l, A-2 or A-
3. (Those A-l issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-l+.)

     The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-l, Prime-2 or Prime-3.

     QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

     CORPORATE BONDS.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     PREFERRED STOCKS.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     INVESTMENT LIMITATIONS

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding voting shares of a Fund means the vote (A) of 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Trust are present or represented by proxy; or (B) of more than 50% of the outstanding voting shares of the Trust, whichever is less.

     The limitations applicable to each Fund are:

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings. Deposit of payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets.

     3. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. Commodities. The Fund will not purchase or sell commodities or commodity contracts including futures, or purchase or write put or call options on commodities, except that the Fund may purchase or sell financial futures contracts and related options.

     6. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     7. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     8. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     9. Industry Concentration. The Fund will not invest more than 25% of its total assets in any particular industry, except in the case of U.S. Government securities.

     10. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of either Fund. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Other current investment policies of each of the Funds, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

     1. Illiquid Investments. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and the Fund will not purchase restricted securities (excluding securities eligible for resale under Rule 144A under the Securities Act of 1933) if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     2. Investing for Control. The Fund will not invest in companies for the purpose of exercising control or management.

     3. Issuer Concentration. The Fund will not purchase a security of any one issuer if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets to be invested in the securities of any one issuer or
(b) cause more than 10% of any class of securities of such issuer to be held by the Fund.

     4.   Other Investment Companies.    The Fund will not invest more than 10%
of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     TRUSTEES AND OFFICERS

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

          NAME                 AGE      POSITION HELD
     *Frederick R. Kobrick     55       President/Trustee
     *Michael T. Carmen        37       Treasurer/Trustee
     Jay H. Atlas              54            Trustee
     Samuel L. Hayes, III      63            Trustee
     Joseph P. Paster          53            Trustee

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:


     *Frederick R. Kobrick, 101 Federal Street, Boston, MA 02110, serves as a Trustee and President of the Trust. He is 55. His principal occupation currently is President of Kobrick Cendant Funds, Inc. During the past five years he served as a senior vice president and portfolio manager for State Street Research & Management Company. He is also currently a principal in certain private investment partnerships.

     *Michael T. Carmen, 101 Federal Street, Boston, MA 02110, serves as a Trustee and Treasurer of the Trust. He is 37. His principal occupation currently is Executive Vice President and Secretary-Treasurer of Kobrick Cendant Funds, Inc. From May 1992 to April 1996, he served as an associate portfolio manager for State Street Research & Management Company. From April 1996 to November 1996, he served as a portfolio manager for Montgomery Asset Management. From December 1996 to August 1997, he served as a vice president and portfolio manager for State Street Research & Management Company. He is also currently a principal in certain private investment partnerships.

     Jay H. Atlas, 49 Raymond Road, Sudbury, MA 01776, serves as a Trustee of the Trust. He is 54. His principal occupation is providing consulting services as a sole proprietor to information technology businesses. During the past five years, in addition to providing such consulting services, he has served as a Vice President and General Manager of Sales and Marketing for Convex Computer Corporation and a Vice President of Computervision Corporation.

     Samuel L. Hayes, III, Harvard University, Graduate School of Business Administration, Soldiers Field Road, Boston, MA 02163, serves as a Trustee of the Trust. He is 63. His principal occupation is as a Professor at the Harvard Business School. Professor Hayes has taught at Harvard since 1972.

     Joseph P. Paster, John Hancock Place, Post Office Box 111, Boston, MA 02117, serves as a Trustee of the Trust. He is 53. His principal occupation is as a Vice President of John Hancock Mutual Life Insurance Company, where he has served in various capacities since 1967.


     *Messrs. Kobrick and Carmen, as principals of Kobrick Cendant Funds, Inc., the Trust's Investment Manager, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

     As of October 31, 1998, Cendant Corporation was the record holder of 82% of the shares of the Capital Fund, 70% of the shares of the Emerging Growth Fund and 83% of the shares of the Growth Fund. Cendant Corporation is incorporated under the laws of the State of Delaware and has its principal corporate office in Parsippany, New Jersey. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of each Funds shares are so owned, such owners will be presumed to be in control of such shares for purposes of voting on certain matters submitted to a vote of shareholders.

     Each non-interested Trustee (Messrs. Atlas, Hayes and Paster) will receive an annual retainer of $4,000 and a $500 fee for each Fund for each Board meeting and committee meetings attended and will be reimbursed for travel and other expenses incurred in the performance of their duties. No other compensation or pension or retirement benefits will be paid or accrued to any other officer or trustee as part of the expenses of the Funds.

                              Compensation Table

                                        Pension or                          Total
                         Aggregate      Retirement       Estimated       Compensation
Name of                  Compensa-   Benefits Accrued     Annual       From Registrant
Person                   tion From   As Part of Fund   Benefits Upon   and Fund Complex
Position                Registrant       Expenses       Retirement    Paid to Directors
----------------------  -----------  ----------------  -------------  ------------------
Jay H. Atlas               $13,000*               -0-            -0-            $13,000*
  Trustee
Samuel L. Hayes, III       $10,000*               -0-            -0-            $10,000*
  Trustee
Joseph P. Paster           $13,000*               -0-            -0-            $13,000*
  Trustee

______


____ *Annual compensation of $4,000 and assuming 4 meetings of the Trustees ($500 fee for each Fund for each meeting of the Trustees) and for Messrs. Atlas and Paster, two meetings of the Audit Committee.

     THE INVESTMENT MANAGER


     Kobrick Cendant Funds, Inc. (the "Investment Manager") is the Trust's investment manager. Messrs. Kobrick and Carmen, as principals of the Investment Manager, may directly or indirectly receive benefits from the advisory fees paid to the Investment Manager. Under the terms of the investment advisory agreement between the Trust and the Investment Manager, the Investment Manager manages the Funds' investments. On a monthy basis, each Fund pays the Investment Manager an annual advisory fee computed as 1.00% of the average of the values of the net assets of the Fund as determined at the close of each business day during the year.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The operating expenses include fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses related to the distribution of the Funds' shares (which expenses will be paid from the 12b-1 fees under the Distribution Plan; see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator, and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, and expenses of shareholders' meetings and proxy solicitations. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Investment Manager are paid by the Investment Manager.

     The Investment Advisory Agreement provides that the Investment Manager shall furnish the Trust with suitable office space and facilities and such management, investment advisory, statistical and research facilities and services as may be required from time to time by the Trust and the Funds are responsible for its other expenses and services. In view of the requirements for management of the Funds' particular investment program, this fee is higher than those charges for many other funds.

     By its terms, the Trust's Investment Advisory Agreement will remain in force until December 31, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Manager. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The name "Kobrick Cendant" is the property right of the Investment Manager. The Investment Manager may use the name "Kobrick Cendant" in other connections and for other purposes, including in the name of other investment companies.
The Trust has agreed to discontinue any use of the name "Kobrick Cendant" if the Investment Manager ceases to be employed as the Trust's investment manager.

     DISTRIBUTION PLAN

     As stated in the Funds' Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund.

     The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Investment Manager after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     As principals of the Investment Manager, Messrs. Kobrick and Carmen may be deemed to have a financial interest in the operation of the Plan.

     SECURITIES TRANSACTIONS

     The Investment Manager's policy is to seek for its clients, including the Funds, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

     Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher that that which another firm would charge for handling the same transaction in recognition of services (other than execution services), provided, however, that the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Act of 1934, to the extent applicable.

     CODE OF ETHICS. The Trust and the Investment Manager have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all officers and investment personnel of the Investment Manager, including having to preclear any personal securities (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no officer or investment personnel may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of such person, is being considered for purchase or sale, by any of the Funds. The substantive restrictions applicable to officers and investment personnel of the Investment Manager include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by officers and investment personnel of the Investment Manager within periods of trading by any of the Funds in the same (or equivalent) security.


     GROUPING OF SECURITIES TRANSACTIONS Messrs. Kobrick and Carmen, in addition to serving as the senior officers of the Investment Manager, are also the principals in private investment partnerships, and may act in that capacity with respect to other similar investment partnerships. One or more of such accounts, may from time to time, purchase or sell securities or have securities under consideration for purchase or sale that are also being sold or purchased or considered for sale or purchase by the Funds. In those instances where securities transactions are carried on at the same time on behalf of any or all of the Funds and such other accounts, transactions in such securities for such accounts may be grouped with securities transactions carried out on behalf of the Funds. The practice of grouping orders of various accounts will be followed to get the benefit of best prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices the transactions will be allocated as to amount and price in a manner considered equitable to each account so that each receives, to the extent practicable, the average price for such transactions. Transactions will not be grouped unless it is the judgment of the Investment Manager that such aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for the Funds and in each case the books and records of the Funds and any such other account will separately reflect, for each account, the orders of which are aggregated and the securities held by and bought and sold for that account.

     PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Investment Manager anticipates that the portfolio turnover rate for the Growth Fund normally will not exceed 100% and for each of the Capital Fund and the Emerging Growth Fund the portfolio turnover normally will be in the range of 150% -
250%.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Manager believes that portfolio changes are appropriate.

     CALCULATION OF SHARE PRICE

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (traditionally 4:00 p.m., Eastern time) on each day the Fund is open for business. Each Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


     The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the applicable Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the applicable Fund, rounded to the nearest cent.


     Portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid prices, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if a last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (iv) short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value and (v) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each of the Funds will fluctuate with the value of the securities it holds.

     TAXES

     The Funds' Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. However, it cannot give complete assurance that it will do so. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and
(ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     Each Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of redemptions and dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding or demonstrates an exemption from withholding.

     REDEMPTION IN KIND

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. The Funds have made an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

     HISTORICAL PERFORMANCE INFORMATION

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:



          P (1 + T)/n/ = ERV
     Where:

     P =    a hypothetical initial payment of $1,000
     T =    average annual total return
     n =    number of years
     ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each of the Funds may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          Yield = 2[(a-b/cd + 1)6 - 1]
     Where:

     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d =  the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:


     Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Growth Fund may provide comparative performance information appearing in the Growth Funds category, the Capital Fund may provide comparative performance information appearing in the Capital Appreciation Funds category and the Emerging Growth Fund may provide comparative performance information appearing in the Small Capitalization Funds category. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index and the Russell 3000 Index . The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index is an unmanaged index of 2000 small capitalization U.S. stocks and is a commonly used index of U.S. small stock performance. The Russell 3000 Index is an unmanaged index of the 3,000 largest companies based on total market capitalization.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

     CUSTODIAN

     State Street Bank and Trust Company ("SSBT"), 225 Franklin Street, Boston, MA 02110, has been retained to act as Custodian for the Funds' investments. SSBT acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.



     SSBT also provides accounting and pricing services to the Funds. This includes calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties. For these custodial, accounting and pricing services, each Fund pays an annual fee based on an average monthly net assets in accordance with the following schedule:

     AVERAGE                  FEE (EXPRESSED AS A
     MONTHLY                  PERCENTAGE OF AVERAGE
     NET ASSETS               MONTHLY NET ASSETS)
     ----------               -------------------
     First $100 million             0.04%
     Next $100 million              0.02%
     Excess                         0.01%


     The minimum monthly charge per Fund is $3,000, phased in during the first year of such Fund's operations at a rate of 1/12 in month one, 2/12 in month two, increasing incrementally per month until the full minimum is in effect in month twelve. In addition, each Fund pays all costs of external pricing services as well as transaction fees.

     AUDITORS


     The firm of PricewaterhouseCoopers LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 1998. PricewaterhouseCoopers LLC, One Post Office Square, Boston, Massachusetts 02109, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

     TRANSFER AGENT

     The Trust's transfer agent, State Street Bank and Trust Company ("SSBT"), through its agent, Boston Financial Data Services, Inc., maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. SSBT receives for its services as transfer agent a fee payable monthly at an annual rate of $20.00 per account from each Fund, provided, however, that the minimum fee is approximately $3,400 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     ADMINISTRATOR

     SSBT is retained to provide administrative services to the Funds. In this capacity, SSBT supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. SSBT supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays SSBT a fee based on each Fund's average assets in accordance with the following schedule:


     AVERAGE                  FEE (EXPRESSED AS A
     MONTHLY                  PERCENTAGE OF AVERAGE
     NET ASSETS               MONTHLY NET ASSETS)
     ----------               -------------------
     First $200 million             0.08%
     Next $200 million              0.06%
     Excess                         0.04%


     The minimum annual amount per Fund is $85,000, phased in during the first year of such Fund's operations at a rate of 1/12 in month one, 2/12 in month two, increasing incrementally per month until the full minimum is in effect in month twelve.

     DISTRIBUTOR

     Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, acts as distributor of the Funds' shares pursuant to a distribution agreement (the "Distribution Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Funds' shares for sale. FDI does not receive any compensation under the Distribution Agreement.

     FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

     The Distribution Agreement may be terminated by either party upon sixty
(60) days' prior written notice to the other party, and will automatically terminate in the event of its assignment.

     STATEMENTS OF ASSETS AND LIABILITIES


     The audited Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets, Financial Highlights and Schedule of Investments for the Capital Fund, the Emerging Growth Fund and the Growth Fund as of September 30, 1998 are included in this Statement of Additional Information.

--------------------------------------------------------------------------------
                          KOBRICK CENDANT CAPITAL FUND
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               September 30, 1998


Company                                                  Shares            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.5%

BANKS-MONEY CENTER -- 5.1%
BankAmerica Corp. ............................            4,400       $  264,550
Chase Manhattan Corp. ........................           14,200          614,150
Citicorp .....................................            2,700          250,931
Nationsbank Corp. ............................            4,900          262,150
                                                                      ----------
                                                                       1,391,781
                                                                      ----------

BIOTECHNOLOGY -- 2.1%
Biogen, Inc. (a) .............................            4,300          282,994
Centocor, Inc. (a) ...........................            7,100          281,337
                                                                      ----------
                                                                         564,331
                                                                      ----------

BROADCAST MEDIA -- 2.9%
Chancellor Media Corp. (a) ...................           11,800          393,825
Clear Channel Communications (a) .............            8,400          399,000
                                                                      ----------
                                                                         792,825
                                                                      ----------

COMMUNICATION-EQUIPMENT -- 2.4%
Lucent Technologies, Inc. ....................            9,400          649,187
                                                                      ----------

COMPUTER HARDWARE -- 6.7%
Apple Computer, Inc. (a) .....................           16,400          625,250
Dell Computer Corp. (a) ......................           13,800          907,350
International Business Machines ..............            2,400          307,200
                                                                      ----------
                                                                       1,839,800
                                                                      ----------

COMPUTER SOFTWARE/SERVICES -- 19.9%
America Online, Inc. .........................            9,300        1,034,625
Citrix Systems, Inc. (a) .....................            8,800          624,800
Compuware Corp. (a) ..........................            8,200          482,775
HBO & Co. ....................................           16,300          470,663
Microsoft Corp. (a) ..........................            9,800        1,078,612
RealNetworks, Inc. (a) .......................            5,500          190,781
Wind River Systems, Inc. (a) .................           14,700          694,575
Yahoo!, Inc. (a) .............................            6,900          893,550
                                                                      ----------
                                                                       5,470,381
                                                                      ----------

COMPUTERS-NETWORKING -- 5.6%
Ascend Communications, Inc. (a) ..............           12,600          573,300
Cisco Systems, Inc. (a) ......................           15,750          973,547
                                                                      ----------
                                                                       1,546,847
                                                                      ----------

COMPUTERS-PERIPHERAL -- 4.0%
EMC Corp. (a) ................................           19,000       $1,086,562
                                                                      ----------

DIVERSE -- 1.1%
American Home Products Corp. .................            5,800          303,775
                                                                      ----------

ELECTRONICS-SEMICONDUCTOR -- 1.4%
Intel Corp. ..................................            4,600          394,450
                                                                      ----------

FINANCIAL(DIVERSE) -- 0.9%
American Express Co. .........................            3,300          256,163
                                                                      ----------

INSURANCE-MULTILINE -- 1.0%
American International Group, Inc. ...........            3,500          269,500
                                                                      ----------

INVESTMENT BANK/BROKERAGE -- 3.3%
Merrill Lynch & Company, Inc. ................           12,300          582,712
Morgan Stanley Dean Witter & Co. .............            7,400          318,663
                                                                      ----------
                                                                         901,375
                                                                      ----------

MEDICAL PRODUCTS & SUPPLIES -- 6.5%
Merck & Co., Inc. ............................            3,600          466,425
Pfizer, Inc. .................................            3,500          370,781
Schering Plough Corp. ........................            4,600          476,388
Warner - Lambert Co. .........................            6,200          468,100
                                                                      ----------
                                                                       1,781,694
                                                                      ----------

PHOTOGRAPH/IMAGING -- 2.3%
Eastman Kodak Co. ............................            8,200          633,962
                                                                      ----------
RESTAURANTS -- 1.6%
Starbucks Corp. (a) ..........................           12,300          445,106
                                                                      ----------
RETAIL-APPAREL -- 4.7%
Abercrombie & Fitch Co. Cl.A (a) .............           11,500          506,000
Cutter &  Buck, Inc. (a) .....................           11,100          255,300
Gap, Inc. ....................................            9,900          522,225
                                                                      ----------
                                                                       1,283,525
                                                                      ----------

RETAIL-BUILDING SUPPLIES -- 2.3%
Home Depot, Inc. ...............................         16,000          632,000
                                                                      ----------

RETAIL-DEPARTMENT STORES -- 0.9%
Family Dollar Stores, Inc. .....................         16,000          252,000
                                                                      ----------

                    See Notes to Financial Statements

--------------------------------------------------------------------------------
                         KOBRICK CENDANT CAPITAL FUND
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                              September 30, 1998


Company                                                  Shares            Value
--------------------------------------------------------------------------------
RETAIL-GENERAL MERCHANDISE -- 1.8%
Wal Mart Stores, Inc. ........................            9,100      $   497,088
                                                                     -----------

RETAIL-SPECIALTY -- 7.4%
Amazon.com, Inc. (a) .........................            4,800          535,800
Bed Bath & Beyond, Inc. (a) ..................           25,200          589,050
eBay, Inc. (a) ...............................              500           22,531
Stage Stores, Inc. (a) .......................           26,100          318,094
Staples, Inc. (a) ............................           19,050          559,594
                                                                     -----------
                                                                       2,025,069
                                                                     -----------

SERVICES-
ADVERTISING/MARKETING -- 2.3%
CMG Information Services, Inc. (a) ...........           11,900          633,675
                                                                     -----------

SERVICES-
COMMERCIAL & CONSUMER -- 2.7%
Century Business Services, Inc. (a) ..........           21,000          427,875
Peapod, Inc. (a) .............................           62,000          325,500
                                                                     -----------
                                                                         753,375
                                                                     -----------

SERVICES-COMPUTER SYSTEMS -- 1.1%
Keane, Inc. (a) ..............................            8,500      $   298,563
                                                                     -----------

TELECOMMUNICATIONS -
LONG DISTANCE -- 3.5%
MCI Worldcom, Inc. (a) .......................            6,800          332,350
Qwest Communications
   International, Inc. (a) ...................           20,300          635,644
                                                                     -----------
                                                                         967,994
                                                                     -----------

Total Common Stocks
   (cost $22,432,855) ........................                        25,671,028
                                                                     -----------

TOTAL INVESTMENTS -- 93.5%
  (cost $22,432,855) .........................                        25,671,028
Other assets less liabilities -- 6.5% ........                         1,791,678
                                                                     -----------
NET ASSETS -- 100% ...........................                       $27,462,706
                                                                     ===========

(a) Non-income producing security.



                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     KOBRICK CENDANT EMERGING GROWTH FUND
                           SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                              September 30, 1998

Company                                                   Shares           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.7%

BIOTECHNOLOGY -- 2.1%
Biogen, Inc. (a) ...............................           3,000      $  197,438
Centocor, Inc. (a) .............................           4,800         190,200
                                                                      ----------
                                                                         387,638
                                                                      ----------

BROADCAST MEDIA -- 5.9%
Chancellor Media Corp. (a) .....................          17,900         597,412
SFX Entertainment, Inc. (a) ....................          15,800         491,775
                                                                      ----------
                                                                       1,089,187
                                                                      ----------

COMPUTER HARDWARE -- 3.3%
Powerhouse Technologies, Inc. (a) ..............          34,800         308,850
SBS Technologies, Inc. (a) .....................          12,200         305,000
                                                                      ----------
                                                                         613,850
                                                                      ----------

COMPUTER
SOFTWARE/SERVICES -- 17.6%
Citrix Systems, Inc. (a) .......................           7,800         553,800
Compuware Corp. (a) ............................           6,200         365,025
Ecsoft Group Plc (ADR) (a) .....................          12,500         257,812
Point of Sale Ltd. (a) .........................          51,400         244,150
RealNetworks, Inc. (a) .........................           3,700         128,344
Wind River Systems, Inc. (a) ...................          16,500         779,625
Yahoo!, Inc. (a) ...............................           7,000         906,500
                                                                      ----------
                                                                       3,235,256
                                                                      ----------

FINANCIAL(DIVERSE) -- 3.2%
HealthCare Financial Partners, Inc. (a) ........          14,100         592,200
                                                                      ----------

FOOTWARE -- 2.9%
Kenneth Cole Productions, Inc. (a) .............          29,200         523,775
                                                                      ----------

HOUSEHOLD FURNITURE &
APPLIANCES -- 3.0%
Winsloew Furniture, Inc. (a) ...................          28,600         543,400
                                                                      ----------

INVESTMENT BANK/BROKERAGE -- 3.6%
Donaldson Lufkin & Jenrette, Inc................          11,900         304,194
Hambrecht & Quist Group, Inc. (a) ..............          18,900         347,287
                                                                      ----------
                                                                         651,481
                                                                      ----------

MANAGED CARE -- 2.3%
Trigon Healthcare, Inc. (a) ....................          13,500      $  418,500
                                                                      ----------

RESTAURANTS -- 4.9%
Arkansas Restaurants Corp. (a) .................          41,000         425,375
Starbucks Corp. (a) ............................          13,000         470,438
                                                                      ----------
                                                                         895,813
                                                                      ----------

RETAIL-APPAREL -- 7.2%
Abercrombie & Fitch Co. Cl.A (a) ...............          12,600         554,400
Ann Taylor Stores Corp. (a) ....................          14,300         290,469
Cutter & Buck, Inc. (a) ........................          20,400         469,200
                                                                      ----------
                                                                       1,314,069
                                                                      ----------

RETAIL-DEPARTMENT STORES -- 1.2%
Family Dollar Stores, Inc. .....................          13,400         211,050
                                                                      ----------

RETAIL-SPECIALTY -- 14.1%
Amazon.com, Inc. (a) ...........................           4,900         546,963
Bed Bath & Beyond, Inc. (a) ....................          25,900         605,412
eBay, Inc. (a) .................................             500          22,531
Guitar Center Management, Inc. (a) .............          25,900         485,625
Mens Wearhouse, Inc. (a) .......................           8,100         139,725
Stage Stores, Inc. (a) .........................          16,100         196,219
Tweeter Home Entertainment
   Group, Inc. (a) .............................          43,800         596,775
                                                                      ----------
                                                                       2,593,250
                                                                      ----------

SERVICES-
ADVERTISING/MARKETING -- 10.1%
CMG Information Services, Inc. (a) .............          12,100         644,325
Lamar Advertising Co. (a) ......................           9,800         274,400
Outdoor Systems, Inc. (a) ......................          22,600         440,700
Snyder Communications, Inc. (a) ................          14,600         489,100
                                                                      ----------
                                                                       1,848,525
                                                                      ----------

SERVICES-
COMMERCIAL & CONSUMER -- 6.3%
Bright Horizons Family
  Solutions, Inc. (a) ........................           11,900          252,875
Century Business Services, Inc. (a) ..........           21,500          438,062
Peapod, Inc. (a) .............................           86,800          455,700
                                                                      ----------
                                                                       1,146,637
                                                                      ----------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                     KOBRICK CENDANT EMERGING GROWTH FUND
                           SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               September 30, 1998

Company                                                  Shares            Value
--------------------------------------------------------------------------------

SERVICES-COMPUTER SYSTEMS -- 2.7%
Keane, Inc. (a) ..............................           14,300      $   502,288
                                                                     -----------

TELECOMMUNICATIONS -
LONG DISTANCE -- 2.3%
Qwest Communications
   International, Inc. (a) ...................           13,700          428,981
                                                                     -----------

Total Common Stocks
   (cost $16,302,752) ........................                        16,995,900
                                                                     -----------

TOTAL INVESTMENTS -- 92.7%
  (cost $16,302,752) .........................                        16,995,900
Other assets less liabilities -- 7.3% ........                         1,334,337
                                                                     -----------
NET ASSETS -- 100%                                                   $18,330,237
                                                                     ===========
(a) Non-income producing security.
ADR - American Depositary Receipt

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                          KOBRICK CENDANT GROWTH FUND
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                              September 30, 1998

Company                                                   Shares           Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.0%

BANKS-MONEY CENTER -- 1.6%
Chase Manhattan Corp. ..........................             400        $ 17,300
                                                                        --------

BIOTECHNOLOGY -- 3.1%
Amgen, Inc. (a) ................................             100           7,556
Biogen, Inc. (a) ...............................             200          13,162
Centocor, Inc. (a) .............................             300          11,888
                                                                        --------
                                                                          32,606
                                                                        --------

COMMUNICATION-EQUIPMENT -- 2.6%
Lucent Technologies, Inc. ......................             400          27,625
                                                                        --------

COMPUTER HARDWARE -- 5.0%
Dell Computer Corp. (a) ........................             600          39,450
International Business Machines ................             100          12,800
                                                                        --------
                                                                          52,250
                                                                        --------

COMPUTER
SOFTWARE/SERVICES -- 7.1%
HBO & Co. ......................................             700          20,213
Microsoft Corp. (a) ............................             500          55,031
                                                                        --------
                                                                          75,244
                                                                        --------

COMPUTERS-NETWORKING -- 2.6%
Cisco Systems, Inc. (a) ........................             450          27,816
                                                                        --------

COMPUTERS-PERIPHERAL -- 3.3%
EMC Corp. (a) ..................................             600          34,312
                                                                        --------

DIVERSE -- 4.5%
General Electric Co. ...........................             600          47,737
                                                                        --------

ELECTRONICS-SEMICONDUCTOR -- 2.4%
Intel Corp. ....................................             300          25,725
                                                                        --------

FINANCIAL(DIVERSE) -- 3.3%
American Express Co. ...........................             200          15,525
Federal National Mortgage Assn..................             300          19,275
                                                                        --------
                                                                          34,800
                                                                        --------

HOSPITAL MANAGEMENT -- 1.1%
Tenet Healthcare Corp. (a) .....................             400        $ 11,500
                                                                        --------

INSURANCE-MULTILINE -- 1.8%
Chubb Corp. ....................................             300          18,900
                                                                        --------

INVESTMENT BANK/BROKERAGE -- 2.6%
Merrill Lynch & Company, Inc....................             400          18,950
Morgan Stanley Dean Witter & Co.................             200           8,613
                                                                        --------
                                                                          27,563
                                                                        --------

MEDICAL PRODUCTS &
SUPPLIES -- 18.3%
Baxter International, Inc. .....................             400          23,800
Cardinal Health, Inc. ..........................             200          20,650
Johnson & Johnson ..............................             400          31,300
Medtronic, Inc. ................................             300          17,362
Merck & Co., Inc. ..............................             300          38,869
Pfizer, Inc. ...................................             100          10,594
Schering Plough Corp. ..........................             200          20,712
Warner - Lambert Co. ...........................             400          30,200
                                                                        --------
                                                                         193,487
                                                                        --------

PHOTOGRAPH/IMAGING -- 3.7%
Eastman Kodak Co. ..............................             500          38,656
                                                                        --------

RETAIL-APPAREL -- 3.0%
Gap, Inc. ......................................             600          31,650
                                                                        --------

RETAIL-BUILDING SUPPLIES -- 3.0%
Home Depot, Inc. ...............................             800          31,600
                                                                        --------

RETAIL-FOOD CHAINS -- 2.1%
Albertson's, Inc. ..............................             400          21,650
                                                                        --------

RETAIL-GENERAL MERCHANDISE -- 2.6%
Wal Mart Stores, Inc. ..........................             500          27,313
                                                                        --------

RETAIL-SPECIALTY -- 2.0%
Staples, Inc. (a) ..............................             700          20,563
                                                                        --------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                          KOBRICK CENDANT GROWTH FUND
                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                               September 30, 1998


Company                                                  Shares            Value
--------------------------------------------------------------------------------

TELECOMMUNICATIONS -
LONG DISTANCE -- 16.3%
Ameritech Corp. .........................................   400       $   18,950
AT&T Corp. ..............................................   800           46,750
Bell Atlantic Corp. .....................................   500           24,219
MCI Worldcom, Inc. (a) ..................................   700           34,212
Qwest Communications
  International, Inc. (a) ...............................   800           25,050
SBC Communications, Inc .................................   500           22,219
                                                                      ----------
                                                                         171,400
                                                                      ----------
Total Common Stocks
   (cost $924,262) ......................................                969,697
                                                                      ----------
TOTAL INVESTMENTS -- 92.0%
   (cost $924,262) ......................................                969,697
Other assets less liabilities -- 8.0% ...................                 84,742
                                                                      ----------
NET ASSETS -- 100% ......................................             $1,054,439
                                                                      ==========
(a) Non-income producing security.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                      Statements of Assets and Liabilities
                                September 30,1998

                                                  Kobrick-Cendant  Kobrick-Cendant   Kobrick-Cendant
                                                     Capital       Emerging Growth       Growth
                                                      Fund              Fund              Fund
                                                   ----------        ----------        ----------
ASSETS
   Investments, at value (Note 2)
     Securities (cost $22,432,855, $16,302,752
     and $924,262, respectively) ..............    $ 25,671,028     $ 16,995,900     $    969,697
   Cash .......................................         621,444             --             67,851
   Receivable for securities sold .............       1,223,576        1,398,245           12,938
   Deferred organizational costs (Note 2) .....          39,340           39,344             --
   Deferred offering costs (Note 2) ...........           9,755            9,755           13,354
   Dividends and interest receivable ..........           7,309            1,656            1,062
   Receivable for Fund shares sold ............           2,885           27,537             --
   Prepaid expenses ...........................           2,427            2,425             --
   Receivable due from Adviser (Note 3) .......            --              2,368            8,506
                                                   ------------     ------------     ------------
       TOTAL ASSETS ...........................      27,577,764       18,477,230        1,073,408

LIABILITIES
   Due to custodian ...........................            --             42,928             --
   Payable for Fund shares redeemed ...........            --              4,533             --
   Investment advisory fee payable (Note 3) ...           9,454             --               --
   Distribution fees payable (Note 4) .........           6,534            4,184              214
   Accounts payable and accrued expenses ......          99,070           95,348           18,755
                                                   ------------     ------------     ------------
       TOTAL LIABILITIES ......................         115,058          146,993           18,969
                                                   ------------     ------------     ------------
          NET ASSETS ..........................    $ 27,462,706     $ 18,330,237     $  1,054,439
                                                   ============     ============     ============


NET ASSETS
   Paid-in capital ............................    $ 24,866,246     $ 19,126,196     $  1,022,958
   Undistributed net investment income ........            --               --                273
   Accumulated net realized loss on investments        (641,713)      (1,489,107)         (14,227)
   Net unrealized appreciation of investments .       3,238,173          693,148           45,435
                                                   ------------     ------------     ------------
          NET ASSETS ..........................    $ 27,462,706     $ 18,330,237     $  1,054,439
                                                   ============     ============     ============


   Total shares outstanding at end of period ..       2,563,524        1,807,244          102,189

   Net asset value, offering price, and
   redemption price per share .................    $      10.71     $      10.14     $      10.32
                                                   ============     ============     ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                            Statements of Operations
                    For the Periods Ended September 30, 1998

                                                       Kobrick-Cendant  Kobrick-Cendant Kobrick-Cendant
                                                           Capital      Emerging Growth     Growth
                                                           Fund (1)        Fund (1)        Fund (2)
                                                         ------------    ------------    ------------
INVESTMENT INCOME
   Dividends (Net of foreign withholding taxes
   of $741, $95, and $0, respectively) ............    $    50,095     $    48,614     $     1,062
   Interest .......................................         42,164          92,772             410
                                                       -----------     -----------     -----------
          TOTAL INVESTMENT INCOME .................         92,259         141,386           1,472

EXPENSES
   Investment advisory fees (Note 3) ..............        250,782         239,480             856
   Distribution fees (Note 4) .....................         62,695          59,870             214
   Transfer agent fees (Note 3) ...................         64,179          63,738           3,692
   Custodian fees .................................         32,682          28,862           1,675
   Audit fees .....................................         26,729          26,701          15,000
   Legal fees .....................................         26,630          26,519              74
   Other ..........................................         26,559          26,600             407
   Administrative fees ............................         26,180          26,099             590
   Registration fees ..............................         25,046          25,218           1,552
   Amortization of offering costs (Note 2) ........         17,379          17,379              --
   Trustees fees (Note 3) .........................          8,902           8,887           2,745
   Amortization of organizational costs (Note 2) ..          8,444           8,440              --
                                                       -----------     -----------     -----------
          TOTAL EXPENSES ..........................        576,207         557,793          26,805
                                                       -----------     -----------     -----------
   Fees waived and/or expenses reimbursed
   by investment advisor and transfer agent .......       (137,005)       (137,945)        (25,606)
                                                       -----------     -----------     -----------
          NET EXPENSES ............................        439,202         419,848           1,199
                                                       -----------     -----------     -----------
            NET INVESTMENT INCOME (LOSS)...........    $  (346,943)    $  (278,462)    $       273
                                                       -----------     -----------     -----------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments ...............       (618,382)     (1,489,107)        (14,227)
   Change in net unrealized appreciation
   of investments .................................      3,238,173         693,148          45,435
                                                       -----------     -----------     -----------
   Net realized and unrealized gain (loss)
   on investments .................................      2,619,791        (795,959)         31,208
                                                       -----------     -----------     -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS ................................    $ 2,272,848     $(1,074,421)    $    31,481
                                                       ===========     ===========     ===========

(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.
(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                       Statements of Changes in Net Assets
                    For the Periods Ended September 30,1998

                                              Kobrick-Cendant   Kobrick-Cendant  Kobrick-Cendant
                                                  Capital       Emerging Growth      Growth
                                                  Fund (1)         Fund (1)         Fund (2)
                                                ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income (loss) ........    $   (346,943)    $   (278,462)    $        273
      Net realized loss on investments ....        (618,382)      (1,489,107)         (14,227)
      Change in net unrealized appreciation
         of investments ...................       3,238,173          693,148           45,435
                                               ------------     ------------     ------------
      Net increase (decrease) in net assets
      resulting from operations ...........       2,272,848       (1,074,421)          31,481
      Net increase from Fund share
         transactions (Note 6) ............      25,089,858       19,304,658        1,022,958
                                               ------------     ------------     ------------
      Net increase in net assets ..........      27,362,706       18,230,237        1,054,439
   Net Assets
      Beginning of period .................         100,000          100,000             --
                                               ------------     ------------     ------------
      End of period .......................    $ 27,462,706     $ 18,330,237     $  1,054,439
                                               ============     ============     ============
   Undistributed net investment income ....    $       --       $       --       $        273
                                               ============     ============     ============

(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.
(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                              Financial Highlights
                 For a Share Outstanding Throughout the Period
                     For the Periods Ended September 30,1998

                                               Kobrick-Cendant   Kobrick-Cendant  Kobrick-Cendant
                                                   Capital       Emerging Growth       Growth
                                                   Fund (1)          Fund (1)         Fund (2)
                                                 ------------      ------------     ------------
Net Asset Value at Beginning of Period ....      $     10.00      $     10.00      $    10.00
Income from Investment Operations:
   Net investment income (loss) (3) (6) ...           (0.127)          (0.107)          0.003
   Net Realized and Unrealized Gain
     on Investments (7) ...................            0.837            0.247           0.317
                                                 -----------      -----------      ----------
   Total from Investment Operations .......            0.710            0.140           0.320
                                                 -----------      -----------      ----------

Net Asset Value at End of Period ..........      $     10.71      $     10.14      $    10.32
                                                 ===========      ===========      ==========
Total Return (4) ..........................             7.10%            1.40%           3.20%
Ratios & Supplemental Data
   Net Assets at End of Period (000's) ....      $    27,463      $    18,330      $    1,054
   Ratio of Operating Expenses to
      Average Net Assets (3) (5) ..........             1.75%            1.75%           1.40%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets (5) ..............            (1.38)%          (1.16)%          0.32%
   Portfolio Turnover Rate (4) ............           349.77%          286.87%          10.66%

(1) For the period January 2, 1998 (commencement of investment operations) through September 30, 1998.
(2) For the period September 1, 1998 (commencement of investment operations) through September 30, 1998.
(3) Net investment income (loss) is after waiver/reimbursement of certain expenses by Kobrick-Cendant Funds, Inc. and the Transfer Agent (See Note 3 to the Trust's financial statements.) Had the Investment Adviser and Transfer Agent not undertaken to waive or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows for the Capital Fund, the Emerging Growth Fund and the Growth Fund: ($0.189), ($0.230), ($0.248) and 2.21%, 2.24%, 11.11%, respectively.
(4)  Not annualized.
(5)  Annualized.
(6)  Computed using the average shares method.
(7) Amount shown for a share outstanding for the Emerging Growth Fund does not correspond with aggregate net gain (loss) on investments (per the Statement of Operations) for period ended, due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                          Notes to Financial Statements
                                September 30, 1998

NOTE 1 -- ORGANIZATION

   The Kobrick-Cendant Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Trust consists presently of three separate Funds:
Kobrick-Cendant Capital Fund (commenced operations January 2, 1998), Kobrick-Cendant Emerging Growth Fund (commenced operations January 2, 1998) and Kobrick-Cendant Growth Fund (commenced operations September 1, 1998) (individually, a "Fund", collectively, the "Funds"). The investment objective of the Kobrick-Cendant Capital Fund is to seek maximum capital appreciation. In seeking to achieve its investment objective, the Kobrick-Cendant Capital Fund invests primarily in equity securities of companies with small, medium and large capitalizations, including those considered by the Fund's investment manager to be undervalued special situations and emerging growth companies. The investment objective of the Kobrick-Cendant Emerging Growth Fund is to provide growth in capital. In seeking to achieve its investment objective, the Kobrick-Cendant Emerging Growth Fund invests primarily in equity securities of emerging growth and small capitalization companies. The investment objective of the Kobrick-Cendant Growth Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Kobrick-Cendant Growth Fund invests primarily in equity securities of companies with large capitalizations believed by the Fund's investment manager to have better than average growth potential over the years.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Security Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment adviser Kobrick-Cendant Funds, Inc. ("Kobrick-Cendant"), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The repurchase

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                              September 30, 1998


agreements are collateralized by U.S. Government securities. The Fund's custodian takes possession of the underlying securities. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held, including accrued interest, is at least equal to 102% of the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to the Fund's operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward, at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made. The Funds elected to defer to their fiscal year ending September 30, 1999, losses of $23,331, $1,290,191 and $13,133 on
Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund, respectively.

OFFERING AND ORGANIZATION COSTS: Offering costs, including the fees and expenses of registering and qualifying shares of each Fund for distribution under Federal and state securities regulations, are being amortized over the one-year period from the date each Fund commenced its operations. Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick-Cendant Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected will be realized, not to exceed sixty months.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                                September 30, 1998

If any of the initial shares of the Kobrick-Cendant Capital Fund and Kobrick-Cendant Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organization costs. Organizational costs associated with the Kobrick-Cendant Growth Fund have been borne by Kobrick-Cendant.

USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

LINE OF CREDIT: The Trust has entered into a committed line of credit with a bank. This line of credit agreement includes restrictions that the Trust maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended September 30, 1998, the Trust had no borrowings against the line of credit.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobrick-Cendant. Under the agreement, Kobrick-Cendant provides investment management services to the Trust, and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of each Fund.

   Cendant Corporation has an interest in non-voting preferred stock of Kobrick-Cendant and warrants which, if exercised, could result in Cendant Corporation owning a majority of the total common stock in Kobrick-Cendant. For the period ended September 30, 1998, Cendant Corporation owned 70%, 81%, and 98% of the Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund, and Kobrick-Cendant Growth Fund, respectively. Investment activities of this shareholder could have a material impact on the Funds.

   Kobrick-Cendant may, from time to time, voluntarily waive its fees or reimburse expenses charged to each Fund. Pursuant to the transfer agent agreement, Boston Financial Data Services, Inc. ("BFDS") has agreed to waive a portion of their fees for the first six months of each Fund's operations. For the period ended September 30, 1998, Kobrick-Cendant and BFDS waived fees and/or reimbursed expenses as follows:

                                          Kobrick-Cendant    Kobrick-Cendant     Kobrick-Cendant
                                              Capital        Emerging Growth         Growth
                                               Fund                Fund               Fund
                                            -----------        -----------         ----------
Expenses Reimbursed by the
   Investment Adviser ...................   $    12,022        $    14,955         $   23,056
   Investment Advisory Fees Waived ......       114,231            112,238                856
Transfer Agent Fees Waived ..............        10,752             10,752              1,694
                                            -----------        -----------         ----------
Total Fees Waived and/or Reimbursed .....   $   137,005        $   137,945         $   25,606
                                            ===========        ===========         ==========

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                                September 30, 1998

     No officer, director or employee of Kobrick-Cendant, or any affiliate thereof, receives any compensation from the Trust for serving as trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual fee from the Trust of $4,000 plus $500 from each Fund for each board meeting attended and $500 from each Fund for each audit committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

NOTE 4 -- DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a plan of distribution (the "Plan") under which each Fund may directly incur certain distribution-related expenses, including: payments to securities dealers and others who are engaged in the sale of shares of each Fund and who may be advising shareholders of each Fund regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Trust's transfer agent; expenses of formulating and implementing marketing and promotional activities; expenses of preparing, printing and distributing sales literature, prospectuses, statements of additional information and reports for recipients other than existing shareholders of each Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable, and any other expenses related to the distribution of the Funds' shares. The annual limitation for expenses pursuant to the plan is .25% of each Fund's average daily net assets.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the period ended September 30, 1998, were as follows:

                                           Purchases             Sales
                                       ----------------     ----------------
Kobrick-Cendant Capital Fund.......... $   142,717,405      $   119,666,168
Kobrick-Cendant Emerging Growth Fund..     106,991,872           89,200,013
Kobrick-Cendant Growth Fund...........       1,041,879              103,390


     At September 30, 1998, the identified cost of investments for federal income tax purposes owned by each Fund and their respective gross unrealized appreciation and unrealized depreciation were as follows:

                                                                Gross          Gross           Net
                                              Identified      Unrealized     Unrealized     Unrealized
                                                 Cost        Appreciation   Depreciation   Appreciation
                                             ------------   -------------  -------------  -------------
Kobrick-Cendant Capital Fund                 $ 23,074,568   $  3,882,602   $  1,286,142   $  2,596,460
Kobrick-Cendant Emerging Growth Fund           16,501,669      1,744,272      1,250,041        494,231
Kobrick-Cendant Growth Fund                       925,356         65,072         20,731         44,341

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        Kobrick-Cendant Investment Trust
                   Notes to Financial Statements (continued)
                                September 30, 1998

NOTE 6 - SCHEDULE OF CAPITAL STOCK ACTIVITY

   As of September 30, 1998, an unlimited number of shares of beneficial interest, having no par value, were authorized for the Trust. The capital stock activity for the periods ended are as follows:

                                                 Nine Months Ended
                                                 September 30, 1998
Kobrick-Cendant Capital Fund:             Shares                     Amount
                                       ----------                  -----------
Shares Sold                             3,848,564                  $39,227,006
Shares Redeemed                        (1,295,040)                 (14,137,148)
                                       ----------                  -----------
Net Increase                            2,553,524                  $25,089,858
                                       ==========                  ===========

                                                 Nine Months Ended
                                                 September 30, 1998

Kobrick-Cendant Emerging Growth Fund:     Shares                     Amount
                                       ----------                  -----------
Shares Sold                             3,395,365                  $35,267,792
Shares Redeemed                        (1,598,121)                 (15,963,134)
                                       ----------                  -----------
Net Increase                            1,797,244                  $19,304,658
                                       ==========                  ===========

                                                  One Month Ended
                                                 September 30, 1998

Kobrick-Cendant Growth Fund:              Shares                     Amount
                                       ----------                  -----------
Shares Sold                               102,195                  $ 1,023,020
Shares Redeemed                                (6)                         (62)
                                       ----------                  -----------
Net Increase                              102,189                  $ 1,022,958
                                       ==========                  ===========

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Trustees of Kobrick-Cendant Investment Trust and Shareholders of:

     Kobrick-Cendant Capital Fund
     Kobrick-Cendant Emerging Growth Fund
     Kobrick-Cendant Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund (constituting Kobrick-Cendant Investment Trust, hereafter referred to as the "Trust") at September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Boston, Massachusetts
November 11, 1998



--------------------------------------------------------------------------------
The Kobrick-Cendant Investment Trust's former accountants, Ernst & Young LLP, resigned and have been replaced by PricewaterhouseCoopers LLP on approval by the Board of Trustees. There were no disagreements with the former accountants on any matters.

                     KOBRICK CENDANT INVESTMENT TRUST


PART C.     OTHER INFORMATION

Item 23.    Financial Statements and Exhibits

      (a)   (i)  Financial Statements included in Part A:

                 None


            (ii) Financial Statements included in Part B:

                 Audited Financial Statements; September 30, 1998, including:

                 Statements of Assets and Liabilities

                 Statements of Operations

                 Statements of Changes in Net Assets

                 Financial Highlights

                 Notes to Financial Statements

                 Schedule of Investments

                 Opinion of Independent Accountants


      (b)   Exhibits

            (1)  Amended and Restated Master Trust Agreement*

            (2)  Bylaws*

            (3)  Inapplicable

            (4)  Inapplicable

            (5)  Form of Advisory Agreement*

            (6)  (i)  Form of Distribution Agreement with Funds Distributor,
                      Inc.*

                 (ii) Form of Selling Agreement*

            (7)  Inapplicable

            (8) Revised Form of Custodian Agreement with State Street Bank and Trust Company*

            (9)  (i)  Form of Administration Agreement with State Street Bank and Trust Company*

                 (ii) Form of Transfer Agency and Service Agreement with State
                      Street Bank and Trust Company*

            (10) Opinion and Consent of Counsel**

            (11) Consent of Independent Public Accounts

            (12) Inapplicable

            (13) Inapplicable

            (14) Inapplicable

            (15) Form of Plan of Distribution Pursuant to Rule 12b-1*

            (16) Inapplicable

            (17) Inapplicable

            (18) Inapplicable

_________________
*    Previously filed

**  To be Filed by Amendment
--------------------------------

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Inapplicable

Item 25.  Indemnification

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 6.4  Indemnification of Trustees, Officers, etc.
                             ------------------------------------------
               Subject to and except as otherwise provided in the Securities Exchange Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
               (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a) (19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               Section 6.5  Compromise Payment.  As to any matter disposed of by
                            ------------------
               a compromise payment by any such Covered Person referred to in
               Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 6.6  Indemnification Not Exclusive, etc.  The right of
                            ----------------------------------
               indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant expects to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy will provide coverage to the Registrant, its Trustees and officers, and Kobrick Cendant Funds, Inc. (the "Investment Manager"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Investment Manager provides that the Investment Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Investment Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Investment Manager in its actions under the Advisory Agreement or breach of its duty or of its obligations under the Advisory Agreement.

Item 26.  Business and Other Connections of the Investment Adviser

          (a) The Investment Manager is a recently formed independent counsel firm.

          (b) The directors and officers of the Investment Manager and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Frederick R. Kobrick - President and Chief Executive Officer of the Investment Manager and President and Trustee of the Registrant since October 1997; Portfolio Manager and Senior Vice President of State Street Research and Management Company from March 1985 to August 1997.

               (ii) Michael T. Carmen - Secretary - Treasurer and Executive Vice
                    President of the Investment Manager and Treasurer and Trustee of the Registrant since October 1997, Portfolio Manager, State Street Research and Management Company from November 1996 to August 1997, Portfolio Manager, Montgomery Asset Management, April 1996 to November 1996, Associate Portfolio Manager, State Street Research and Management Company May 1992 to April 1996

               (iii) Henry R. Silverman - Chairman of the Investment Manager since October 1997 and Chairman and Chief Executive Officer of Cendant Corporation since July 1990

               (iv) Richard A. Goldman - Chief Operating Officer and a Director of the Investment Manager and Secretary of the Registrant since October 1997, Member, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. from April 1996 to October 1997 and Associate, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. from August 1989 to March 1996.

               (v) Thomas J. Kelly - a Director of the Investment Manager since October 1997, Member of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. since May 1985.

               (vi) James E. Buckman - a Director of the Investment Manager since October 1997, Senior Executive Vice President and General Counsel of Cendant Corporation since July 1990.

               (vii) Samuel L. Katz - a Director of the Investment Manager since October 1997, Senior Vice President, Acquisitions, Cendant Corporation since January 1996, and Vice President, Director, Dickstein Partners, Inc. from July 1993 to December 1995.

               (viii) Michael P. Monaco - a Director of the Investment Manager
                      since October 1997, Vice Chairman of Cendant Corporation since 1996, Chairman and Chief Executive Officer, Alliance Marketing, Division of Cendant Corporation since November 1998, and Chief Financial Officer of Cendant Corporation from October 1996 to November 1997, Vice President and Chief Financial Officer, American Express from 1981 to October 1996

Item 27.  Principal Underwriters

     (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies other than the
          Registrant:

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust

          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          BJB Investment Funds
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Equity Funds, Inc.
          Founders Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc. d/b/a Harris Insight Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          The JPM Series Trust
          The JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Merrimac Series
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds I
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.
          National Investors Cash Management Fund, Inc.
          Orbitex Group of Funds
          SG Cowen Funds, Inc.
          SG Cowen Income + Growth Fund, Inc.
          SG Cowen Standby Reserve Fund, Inc.
          SG Cowen Tax-Exempt Reserve Fund, Inc.
          SG Cowen Series Funds, Inc.
          St. Clair Funds, Inc.
          The Skyline Funds
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

          Funds Distributor, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor, Inc. is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor, Inc. is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc., none of whom hold any positions or offices with the Registrant:

          Director, President and Chief      Marie E. Connolly
           Executive Officer
          Executive Vice President           George A. Rio
          Executive Vice President           Donald R. Roberson
          Executive Vice President           William S. Nichols
          Senior Vice President, General     Margaret W. Chambers
           Counsel, Chief Compliance Officer,
           Secretary and Clerk
          Senior Vice President              Michael S. Petrucelli
          Director, Senior Vice President,   Joseph F. Tower, III
           Treasurer and Chief Financial
           Officer
          Senior Vice President              Paula R. David
          Senior Vice President              Allen B. Closser
          Senior Vice President              Bernard A. Whalen
          Chairman and Director              William J. Nutt

     (c)  Not applicable.

Item 28.  Location of Accounts and Records

          Accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 101 Federal Street, Boston, Massachusetts 02110 as well as at the offices of the Registrant's transfer agent located at Two Heritage Drive, Quincy, MA 02171.

Item 29.  Management Services Not Discussed in Parts A or B

          Inapplicable

Item 30.  Undertakings

     (a)  Inapplicable

     (b)  Inapplicable

     (c)  Inapplicable

     (d) The Registrant undertakes to call a meeting of shareholders, if requested to do so by holders of at least 10% of the Fund's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 30th day of November 1998.

                              KOBRICK CENDANT INVESTMENT TRUST


                              By:  \s\ Frederick R. Kobrick
                                 --------------------------------------
                                    Frederick R. Kobrick
                                         President

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                             Title                Date

  \s\ Frederick R. Kobrick    President and Trustee  November 30, 1998
----------------------------
Frederick R. Kobrick

  \s\ Michael T. Carmen       Treasurer and Trustee  November 30, 1998
----------------------------
Michael T. Carmen

Jay H. Atlas*                 Trustee                November 30, 1998
----------------------------
Jay H. Atlas

Samuel L. Hayes, III*         Trustee                November 30, 1998
----------------------------
Samuel L. Hayes, III

 Joseph P. Paster*            Trustee                November 30, 1998
----------------------------
Joseph P. Paster

*By /s/ Frederick R. Kobrick
 ---------------------------
Frederick R. Kobrick
Attorney-in-fact

                               INDEX TO EXHIBITS


(1)     Amended and Restated Master Trust Agreement*

(2)     Bylaws*

(3)     Inapplicable

(4)     Inapplicable

(5)     Form of Advisory Agreement*

(6)     (i)  Form of Distribution Agreement*

        (ii) Form of Selling Agreement*

(7)     Inapplicable

(8)     Revised Form of Custodian Agreement*

(9)(i)  Form of Administration Agreement*

(9)(ii) Form of Transfer Agency and Services Agreement*

(10)    Opinion and Consent of Counsel**

(11)    Consent of Independent Public Accounts

(12)    Inapplicable

(13)    Inapplicable

(14)    Inapplicable

(15)    Form of Plan of Distribution Pursuant to Rule 12b-1*

(16)    Inapplicable

(17)    Inapplicable

-----------------------------
*    Previously filed

**  To be filed by Amendment
--------------------------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference into the Prospectus and Statements of Additional Information (in Post-Effective No.3) to the Registration Statement on Form N-1A of Kobrick-Cendant Investment Trust of our report dated November 11, 1998 for Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund on the financial statements and financial highlights included in the September 30, 1998 Annual Report to Shareholders.

We further consent to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Auditor" in the Statement of Additional Information.



                                                      PricewaterhouseCoopers LLP

Boston, Massachusetts
November 24, 1998